Convertible Notes: (Tables)	9 Months Ended
Sep. 30, 2013
Convertible Notes: (Tables) [Abstract]
Summary restructuring

Management considered the relevant fair value measurement guidance as required by generally accepted accounting principles in order to record the debt restructuring transaction based on the fair value of the consideration given to redeem the Old Notes. The carrying value of the Old Notes was $84.4 million and the fair value of the aggregate consideration given was estimated at approximately $75.1 million, resulting in a gain on the transaction of approximately $9.3 million which was recorded in the 2012 consolidated statement of operations net of costs associated with the restructuring transaction. Management's estimate of the fair value of the consideration given included approximately $16.9 million cash, $37.9 million of Class A common shares of the Company, $19.3 million of Modified Notes and $1.0 million related to the CVR as summarized below:

	Cash	Equity	Notes	CVR	Gain	Total
Restructured notes	$16,887,500	$37,858,125	$19,302,688	$1,030,794	$9,325,893	$84,405,000
Restructuring costs	-	(672,248)	(657,770)	(18,303)	(1,236,798)	2,585,119
	$16,887,500	$37,185,877	$18,644,918	$1,012,491	$8,089,095

Carrying value of notes

The Modified notes were initially recorded at their estimated fair value, net of restructuring costs and are being accreted to their face value using the effective interest rate method over the expected life of the notes (estimated to be the maturity date of June 29, 2014), with the resulting charge recorded as interest expense.

Carrying value of Modified Notes as of December 31, 2012	$18,983,454
Old notes	1,042,000
Total carrying value of convertible notes as of December 31, 2012	20,025,454
Accretion of modified notes during 2013	2,905,208
Debt settlement	(2,515)
Total carrying value of convertible notes as of September 30, 2013	22,928,147
Less current portion	(21,886,147)
Long term convertible notes as of September 30, 2013	$1,042,000